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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 14, 1996, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-42025) and related Prospectus of Apple Computer, Inc. for the Registration of 6,153,846 shares of its common stock.



                                                               Ernst & Young LLP



San Jose, California
January 5, 1998